(PART ONE)



                        NOTIFICATION OF LICENSE EXTENSION

                          TO THE LICENSE NO. XX XX XXXX

                     FOR THE OPERATION OF TRANSMISSION LINES

                     OFFERED FOR TELECOMMUNICATION SERVICES

                                 FOR THE PUBLIC

                            BY THE LICENSEE OR OTHERS

                                (LICENSE CLASS 3)

The license granted on [date] and extended on xx, xx, xxxx and on xx, xx, xxxx on the basis of Section 6 sub-section 1 no. 1, sub-section 2 no. 1 lit c) in connection with Section 8 sub-section 1 to 3 and Section 50 sub-section 2 sentence 1 of the Telecommunication Act (Telekommunikationsgesetz = ,,TKG") of July 25, 1996 (Federal Law Gazette I, p. 1120) to the company

                                CORPORATE COUNSEL
                                 COMPLETEL GMBH
                             HANS-PINSEL-STRASSE 10B
                             85540 HAAR BEI MUNCHEN


                                   (LICENSEE)

is amended, upon the application dated xx, xx, xxxx, by the Regulierungsbehorde fur Telekommunikation und Post (Reg TP) pursuant to Section 8 sub-section 1 as follows:

According to clause 1.2 of the license no. xx xx xxxx and the extension persuant to xx xx xxxx and xx xx xxxx the territory of applicability is extended by the following areas:

       [licence areas]


The provisions of the license no. xx xx xxxx dated xx,xx,xxxx and the license extension no. xx xx xxxx dated xx, xx, xxxx will continue to be in force to the extent they have not been modified or supplemented by this amendment notification.

Pursuant to Section 16 sub-section 1 sentence 1 TKG, the amendment notification concerning the above license is subject to fee. The fee will be stipulated in a seperate notification on the basis of the Telecommunication Licence Fee Ordinance issued pursuant to Section 16 sub-section 1 sentence 2 TKG on July 28, 1997 (Federal Law Gazette p. 1936).

This license amendment is registered under no. xx xx xxxx


                     INSTRUCTIONS ABOUT THE RIGHT TO APPEAL

Within one month of announcing this notification, legal proceedings may be instituted, in writing or to be recorded by the court divisions registrar, at the Verwaltungsgericht Koln, Appellhofplatz, 50667 Koln (the Administrative Court of Cologne). The legal brief must state the plaintiff, the defendant and the subject of the complaint. It must contain a definite motion. The facts and evidence serving as substantiation must be stated. The legal brief and its exhibits must be accompanied by as many copies as are needed to give each participant one copy. The legal action has no suspensive effect.

Regulierungsbehorde fur
Telekommunikation und Post                                   Mainz, [date]

Signed and stamped: Zufall

              REGULATORY AUTHORITY FOR TELECOMMUNICATIONS AND POST








                                  LICENCE DEED

                                                                   Seite 1 von 4

                                 LICENCE CLASS 3


                     FOR THE OPERATION OF TRANSMISSION LINES
                  FOR THE OFFER OF TELECOMMUNICATIONS SERVICES
                 FOR THE PUBLIC BY THE LICENSEE OR OTHER PARTIES




The Regulatory Authority for Telecommunications and Post (RegTP) - in the following "licensor" - herewith grants pursuant to the application dated xx, xx, xxxx on the basis of sec. 6 para. 1 no. 1, para. 2 no. 1 c) in connection with sec. 8 para. 1 to 3 and Sec. 50 para. 2 sentence 1 of the Telecommunications Act
(TKG) of 25 July 1996 (Federal Law Gazette I, p. 1120) to the company


                                 COMPLE TEL GMBH

                    MAXIMILIANSTRASSE(SS)E 35A, 80539 MUNCHEN


(in the following "licensee) a licence class 3 for the operation of transmission lines for the provision of telecommunications services for the public by the licensee or third parties.

The application dated xx, xx, xxxx is part of this licence.

The licence is registered under xx xx xxxx.

                                                                   Seite 2 von 4

1.       LICENCE OBJECT

1.1      MATERIAL SCOPE

         With this licence the licensee is granted the right pursuant to the Telecommunications Act and ordinances basing thereon, within the scope of the licence class 3, to operate transmission lines for the provision of telecommunications services for the public by the licensee or third parties.

         The licensee is entitled to operate wireless transmission lines if the required frequency spectrum has been allocated pursuant to sec. 44 to 48 TKG and the frequency ordinances basing thereon. The frequency allocations will become part of this licence.

         The licence does not entitle to the provision of voice telephony services (sec. 6 para. 2 no. 2 TKG), the operation of transmission lines for mobile telecommunications services or satellite communications services for the public (Sec. 6 para. 2 no. 1 a) and b)
         TKG).

1.2      REGIONAL SCOPE

         The licence encompasses the following area:

         [licence areas]


2        USE OF TRAFFIC WAYS

         The licensor pursuant to sec. 50 para. 2 sentence 1 TKG transfers to the licensee the right to use public traffic ways free of charge for telecommunications lines (sec. 3 no. 20 TKG) which it requires to use the rights granted by the licence pursuant to sec. 50 to 58 TKG in such a way that the dedicated purpose of the traffic way is not thereby restricted on an ongoing basis.

3        CONDITIONS

3.1      CHANGES IN THE COMMERCIAL REGISTER

         Changes in the commercial register have to be notified to the licensor immediately with an certified excerpt from the commercial register being attached. This information is required to assess whether the licence conditions pursuant to sec. 8 para. 3 sentence 2 no. 2 TKG are still met and in order to secure that the obligations in case of a change of the licensee and/or a change in the ownership of the licensee pursuant to sec. 9 TKG are met.

                                                                   Seite 3 von 4

3.2      OFFER OF TRANSMISSION WAYS

         The offer of transmission ways pursuant to exhibit 2 of the Council Directive 92/44/EC dated 5 June 1992 regarding the provision of open network access in respect of leased lines (OJ EC no. L 165 dated 19 June 1992, p. 27) amended by Commission decision 94/439/EC dated 15 June 1994 (OJ EC no. L 181 dated 15 July 1994, p. 40) has to be notified to the licence immediately. This information is required in order to determine the market share in accordance with the universal services obligation pursuant to sec. 18 para. 1 TKG.


3.3      SECURITY COMMISSIONER AND DOCUMENTATION PURSUANT TO SEC. 87 PARA. 2 TKG

         The licensee is obliged, prior to the start of operation, to nominate a security commissioner, to submit the documentation mentioned in sec. 87 para. 2 TKG and to submit the declaration pursuant to sec. 87 para. to sentence to TKG.

4        NOTE

4.1      TECHNICAL IMPLEMENTATION OF INTERCEPTS

         Please note, that the technical configuration of systems to implement the required measures for interception of telecommunication pursuant to sec. 88 para. 2 sentence 1 requires the approval of the Regulatory Authority. The start of operation of telecommunications systems prior to the proof within the scope of the final inspection that the requirements have been met is prohibited pursuant to sec. 88 para. 2 sentence 4 in connection with sec. 96 para. 1 no. 13 and 14 TKG and may in connection with sec. 15 TKG trigger the withdrawal of the licence.

         The configuration and provision of technical facilities to implement legally prescribed measures for the interception of telecommunications are not required,

         - provided the termination points of the transmission lines, which are allocated within the regional scope of this licence are connected only to nodes whose operators themselves are bound by sec. 88 TKG, or provided the transmission lines only serve the connection between nodes to which termination equipment pursuant to sec. 2 no. 4 FUV or pursuant to the ordinance based on sec. 88 para. 2 TKG may not be connected.

         - provided the licensee only operates transmission lines exclusively for the transmission of audio and broadcasting signals without return channel for the public by itself or a third party.

4.2      LICENCE FEES

         The licence will be granted for a fee pursuant to sec. 16 para. 1 sentence 1 TKG. The determination of the fees pursuant to the Telecommunications Licence Fee Ordinance (TKLGebV) dated 28 July 1997 (Federal Gazette I p. 1936) which bases on sec. 16 para. 1 sentence 2 TKG will be made by separate administrative act.

                                                                   Seite 4 von 4

4.3      FREQUENCY FEES AND CONTRIBUTIONS

         Costs related to a possible allocation of frequency spectrum will be payable pursuant to sec. 48 TKG and the Frequency Fee Ordinance (FGebV) dated 21 May 1997 (Federal Gazette I, p. 1126) in connection with the first order to modify the Frequency Fee Ordinance dated 16 December 1997 (Federal Gazette I, p. 3194) and the Frequency Contribution Ordinance (FBeitrV) dated 19 November 1996 (Federal Gazette I, p. 1790) in connection with the first order to modify the Frequency Contribution Ordinance dated 12 December 1998 (Federal Gazette I p. 3894). Frequency fees and frequency contributions are determined by separate administrate of act. Changes to the allocation and new allocation of spectrum will be made by separate administrative act.

4.4      TRANSMISSION OF BROADCASTING PROGRAMS
         In case of the operation of transmission lines for which the allocation of frequency spectrum for the transmission of broadcasting programs is required, please note that sec. 47 para. 3 TKG will apply.

4.5      EX-POST MODIFICATION OF THE CONDITIONS
         Pursuant to sec. 8 para. 2 sentence 2 TKG the conditions to this licence may be amended even after the grant of the licence.

4.6      MISCELLANEOUS
         Please note that all further provisions of the TKG will apply.


                      INSTRUCTION ABOUT THE RIGHT TO APPEAL
Within one month of announcing this notification, legal proceedings may be instituted, in writing or to be recorded by the court divisions registrar, at the Verwaltungsgericht Koln, Appellhofplatz, 50667 Koln (THE ADMINISTRATE OF COURT OF COLOGNE). The legal 7brief must state the plaintiff, the defendant and the subject of the complaint. It must contain a definite motion. The fact and evidence serving as substantiation must be stated. The legal brief and its exhibits must be accompanied by as many copies as are needed to give each participant one copy. The legal action has no suspensive effect.



Regulatory Authority for
Telecommunications and Post                                   Mainz, [date]


Signed and Stamped:


Zufall

(part 3)


                                        CLASS 3 LICENSE AREAS

-----------------------------------------------------------------------------------------------------------------------------
        NUMBER                                             AREA                                           LICENSE DATE
-----------------------------------------------------------------------------------------------------------------------------
      98 03 1412       Kamp-Lintfort im Kreis Wesel                                                         6.Oct 00
-----------------------------------------------------------------------------------------------------------------------------
      98 03 1413       Freie und Hansestadt Bremen                                                          6.Oct 00
-----------------------------------------------------------------------------------------------------------------------------
      98 03 1414       Kreisfreie Stadt Braunschweig                                                        6.Oct 00
-----------------------------------------------------------------------------------------------------------------------------
      98 03 1415       Landeshauptstadt Hannover                                                            6.Oct 00
                       Laatzen im Landkreis Hannover                                                        6.Oct 00
-----------------------------------------------------------------------------------------------------------------------------
      98 03 1416       Kreisfreie Stadt Kassel                                                              6.Oct 00
-----------------------------------------------------------------------------------------------------------------------------
      98 03 1417       Bruchsal im Landkreis Karlsruhe                                                      6.Oct 00
-----------------------------------------------------------------------------------------------------------------------------
      98 03 1418       Kreisfreie Stadt Karlsruhe                                                           6.Oct 00
-----------------------------------------------------------------------------------------------------------------------------
      98 03 1419       Kreisstadt Konstanz                                                                  6.Oct 00
-----------------------------------------------------------------------------------------------------------------------------
      98 03 1420       Kreisfreie Stadt Freiburg im Breisgau                                                6.Oct 00
-----------------------------------------------------------------------------------------------------------------------------
      98 03 1421       Landeshauptstadt Kiel                                                                6.Oct 00
-----------------------------------------------------------------------------------------------------------------------------
      98 03 1422       Kreisfreie Stadt Halle an der Saale                                                  6.Oct 00
-----------------------------------------------------------------------------------------------------------------------------
      98 03 1423       Kreisfreie Stadt Koln                                                                6.Oct 00
-----------------------------------------------------------------------------------------------------------------------------
      98 03 1424       Kreisfreie Stadt Bonn                                                                6.Oct 00
-----------------------------------------------------------------------------------------------------------------------------
      98 03 1425       Bocholt im Kreis Borken                                                              6.Oct 00
-----------------------------------------------------------------------------------------------------------------------------
      98 03 1426       Kreisfreie Stadt Wuppertal                                                           6.Oct 00
-----------------------------------------------------------------------------------------------------------------------------
                       Kreisfreie Stadt Remscheid                                                           6.Oct 00
-----------------------------------------------------------------------------------------------------------------------------
      98 03 1427       Kreisfreie Stadt Monchengladbach                                                     6.Oct 00
-----------------------------------------------------------------------------------------------------------------------------
      98 03 1428       Kreisfreie Stadt Bielefeld                                                           6.Oct 00
-----------------------------------------------------------------------------------------------------------------------------
      98 03 1429       Kreisfreie Stadt Krefeld                                                             6.Oct 00
-----------------------------------------------------------------------------------------------------------------------------
      98 03 1070       STADTE UND GEMEINDEN DES REGIERUNGSBEZIRKES STUTTGART                                7-Jul-00
                       Asperg
                       Ditzingen
                       Esslingen am Neckar
                       Fellbach
                       Gerlingen
                       Korntal-Munchingen
                       Kornwestheim
                       Leinenfelden-Echterdingen
                       Leonberg
                       Ludwigsburg
                       Moglingen
                       Ostfildern
                       Sindelfingen
                       Stuttgart
-----------------------------------------------------------------------------------------------------------------------------
     98 03 10 70A      Kernen im Remstal                                                                   10 Oct 00
                       Waiblingen
-----------------------------------------------------------------------------------------------------------------------------
      98 03 1069       STADTE UND GEMEINDEN DES REGIERUNGSBEZIRKES LEIPZIG                                  7-Jul-00
                       Bienitz
                       Bohlitz-Ehrenberg
                       Engelsdorf
                       Leipzig
                       Molkau
-----------------------------------------------------------------------------------------------------------------------------
      98 03 1068       STADTE UND GEMEINDEN DES REGIERUNGSBEZIRKES DRESDEN                                  7-Jul-00
                       Dresden
                       Heidenau
                       Radebeul
-----------------------------------------------------------------------------------------------------------------------------
      98 03 1067       BUNDESLANDER                                                                         7-Jul-00
                       Hamburg
                       STADTE UND GEMEINDEN DES BUNDESLANDES SCHLESWIG-HOLSTEIN
                       Barsbuttel
                       Bonningstedt


                       Ellerbek
                       Halstenbek
                       Norderstedt
                       Oststeinbek
                       Rellingen
                       Schenefeld
                       Wedel
                       STADTE UND GEMEINDEN DES REGIERUNGSBEZIRKES LUNEBURG
                       Neu Wulmstorf
-----------------------------------------------------------------------------------------------------------------------------
      98 03 1066       STADTE UND GEMEINDEN DES REGIERUNGSBEZIRKES KARLSRUHE                                7-Jul-00
                       Edingen-Neckarhausen
                       Eppelheim
                       Heidelberg
                       Ilvesheim
                       Ladenburg
                       Leimen
                       Mannheim
                       Sandhausen
                       STADTE UND GEMEINDEN DES REGIERUNGSBEZIRKES RHEINHESSEN-PFALZ
                       Ludwigshafen am Rhein
-----------------------------------------------------------------------------------------------------------------------------
     98 03 0216D       Kreisfreie Stadt Bochum                                                             6. Oct. 00
                       Kreisfreie Stadt Duisburg
                       Kreisfreie Stadt Dusseldorf
                       Kreisfreie Stadt Gelsenkirchen
                       Kreisfreie Stadt Mulheim an der Ruhr
                       Kreisfreie Stadt Oberhausen
                       Kreisfreie Stadt Ulm
                       Landkreis Oberhavel
                       Landkreis Teltow-Flaming
-----------------------------------------------------------------------------------------------------------------------------
     98 03 0216C       STADTE UND GEMEINDEN AUS DEM REGIERUNGSBEZIRK DARMSTADT                              7-Jul-00
                       Bischofsheim
                       Bruchkobel
                       Buttelborn
                       Darmstadt
                       Dietzenbach
                       Dreieich
                       Egelsbach
                       Erzhausen
                       Eschborn
                       Florsheim
                       Gingsheim-Gustabsburg
                       Griesheim
                       Gross-Gerau
                       Hanau
                       Hattersheim am Main
                       Hochheim am Main
                       Kelsterbach
                       Landeshauptstadt Mainz
                       Langen
                       Maintal
                       Morfelden-Walldorf
                       Muhlheim am Main
                       Nauheim
                       Neu-Isenburg
                       Offenbach am Main
                       Raunheim


                       Rodermark
                       Russelsheim
                       Schwalbach am Taunus
                       STADTE UND GEMEINDEN AUS DEM BUNDESLAND RHEINLAND-PFALZ
                       Sulzbach (Taunus)
                       Trebur
                       Weiterstadt
                       Wiesbaden
-----------------------------------------------------------------------------------------------------------------------------
     98 03 0216 B      REGIERUNGSBEZIRKE                                                                   24-Jan-00
                       Niederbayern
                       Oberpfalz
                       Schwaben
                       Unterfranken
                       KREISFREIE STADTE AUS DEM REGIERUNGSBEZIRK OBERFRANKEN
                       Bamberg
                       Bayreuth
                       Coburg
                       Hof
                       LANDKREISE UND AUS DEM REGIERUNGSBEZIRK OBERFRANKEN
                       Bamberg
                       Bayreuth
                       Coburg
                       Hof
                       Kronach
                       Kulmbach
                       Lichtenfels
                       Wunsiedel i. Fichtelgebirge
                       KREISFREIE STADTE AUS DEM REGIERUNGSBEZIRK MITTELFRANKEN
                       Ansbach
                       Schwabach
                       LANDKREISE AUS DEM REGIERUNGSBEZIRK MITTELFRANKEN
                       Ansbach
                       Furth
                       Neustadt a.d. Aisch-Bad Windsheim
                       Nurnberger Land
                       Roth
                       Weissenburg-Gunzenhausen
                       KREISFREIE STADTE DES REGIERUNGSBEZIRKES OBERBAYERN
                       Ingolstadt
                       Rosenheim
                       LANDKREISE DES REGIERUNGSBEZIRKS OBERBAYERN
                       Altotting
                       Bad Tolz-Wolfratshausen
                       Berchtesgardener Land
                       Eichstatt
                       Garmisch-Partenkirchen
                       Miesbach
                       Muhldorf a. Inn
                       Neuburg-Schrobenhausen
                       Pfaffenhofen a.d. Ilm
                       Rosenheim
                       Starnberg
                       Traunstein
                       Weilheim-Schorngau
                       STADTE UND GEMEINDEN DES LANDKREISES DACHAU
                       Altomunster


                       Bergkirchen
                       Erdweg
                       Haimhausen
                       Hebertshausen
                       Hilgertshausen-Tandern
                       Markt Indersdorf
                       Odelzhausen
                       Petershausen
                       Pfaffenhofen a. d. Glonn
                       Rohrmoos
                       Schwabhausen
                       Sulzemoos
                       Vierkirchen
                       Weichs
                       STADTE UND GEMEINDEN DES LANDKREISES EBERSBERG
                       Anzing
                       AssLING
                       Baiern
                       Bruck
                       Ebersberg
                       Egmating
                       Emmering
                       Forstinning
                       Frauenneuharting
                       Glonn
                       Grafing b. Munchen
                       Hohenlinden
                       Kirchseeon
                       Markt Schwaben
                       Moosach
                       Oberpframmern
                       Steinhoring
                       Zorneding
                       STADTE UND GEMEINDEN DES LANDKREISES FURSTENFELDBRUCK
                       Adelshofen
                       Alling
                       Althegnenberg
                       Egenhofen
                       Eichenau
                       Emmering
                       Furstenfeldbruck
                       Grafrath
                       Hattenhofen
                       Jesenwang
                       Kottgeisering
                       Landsberied
                       Maisach
                       Mammendorf
                       Mittelstetten
                       Moorenweis
                       Oberschweinbach
                       Schongeising
                       Turkenfeld
                       STADTE UND GEMEINDEN DES LANDKREISES LANDSBERG A. LECH
                       Apfeldorf
                       Denklingen


                       Diessen a. Ammersee
                       Egling a. d. Paar
                       Eresing
                       Finning
                       Fuchstal
                       Geltendorf
                       Greifenberg
                       Hofstetten
                       Hurlach
                       Igling
                       Kaufering
                       Kinsau
                       Landsberg a. Lech
                       Obermeitingen
                       Penzing
                       Prittriching
                       Purgen
                       Reichling
                       Rott
                       Scheuring
                       Schondorf a. Ammersee
                       Schwifting
                       Thaining
                       Unterdiessen
                       Utting a. Ammersee
                       Vilgertshofen
                       Weilheim-Schorngau
                       Windach
                       STADTE UND GEMEINDEN AUS DEM LANDKREIS FORCHHEIM
                       Dormitz
                       Ebermannstadt
                       Effeltrich
                       Eggolsheim
                       Egloffstein
                       GossweinstEIN
                       Grafenberg
                       Hallerndorf
                       Hausen
                       Heroldsbach
                       Hetzles
                       Hiltpoltstein
                       Igensdorf
                       Kirchehrenbach
                       Kleinsendelbach
                       Kunreuth
                       Langensendelbach
                       Leutenbach
                       Neunkirchen a. Brand
                       Obertrubach
                       Pinzberg
                       Poxdorf
                       Pretzfeld
                       Unterleinleiter
                       Weilersbach
                       Weissenrohe
                       Wiesenthau


                       Wiesenttal
                       STADTE UND GEMEINDEN AUS DEM LANDKREIS ERLANGEN-HOCHSTADT
                       Adelsdorf
                       Aurachtal
                       Baiersdorf
                       Bubenreuth
                       Buckenhof
                       Eckental
                       Gremsdorf
                       Grossenseebach
                       Hemhofen
                       Heroldsberg
                       Hessdorf
                       Kalchreuth
                       Lonnerstadt
                       Marloffstein
                       Mohrendorf
                       Muhlhausen
                       Oberreichenbach
                       Rottenbach
                       Spardorf
                       Uttenreuth
                       Vestenbergsgreuth
                       Wachenroth
                       Weisendorf
-----------------------------------------------------------------------------------------------------------------------------
     98 03 0216A       LANDKREISE                                                                          16-Jul-99
                       Erding
                       Freising
                       Munchen
                       KREISFREIE STADTE
                       Dortmund
                       Erlangen
                       Essen
                       Furth
                       Nurnberg
                       Potsdam
                       NACHFOLGENDE STADTE UND GEMEINDEN DES LANDKREISES DACHAU
                       Dachau
                       Karlsfeld
                       NACHFOLGENDE STADTE UND GEMEINDEN DES LANDKREISES ECHING
                       Eching
                       NACHFOLGENDE STADTE UND GEMEINDEN DES LANDKREISES EBERSBERG
                       Pliening
                       Poing
                       Vaterstetten
-----------------------------------------------------------------------------------------------------------------------------
      98 03 0218       KREISFREIE STADTE                                                                   8 March 99
                       Berlin
                       Frankfurt am Main
                       Munchen
-----------------------------------------------------------------------------------------------------------------------------